SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report: (Date of earliest event reported) August 14, 2000



                          Acrodyne Communications, Inc.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Delaware                  000-24886               11-3067564
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
  of Incorporation)                    File Number)          Identification No.)



10706 Beaver Dam Road, Cockeysville, Maryland                      21030
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code (215) 542-7000.

              516 Township Line Road, Blue Bell, Pennsylvania 19422
              -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         Acrodyne Communications, Inc., incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this Current Report.

ITEM 7.  EXHIBITS.

                                                                   Sequentially
         Exhibit No.                                               Numbered Page
         -----------                                               -------------
         99       Press Release by Acrodyne Communications, Inc.,        3
                           dated August 14, 2000


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ACRODYNE COMMUNICATIONS, INC.



                               By: /s/ Nat Ostroff
                                   --------------------------------
                                   Nat Ostroff
                                   Chief Executive Officer

Dated:  August 15, 2000

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